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                                                                    EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of OC Financial, Inc. (the "Company") on Form 10-QSB for the quarter ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert W. Hughes, Chairman, President, and Chief Executive Officer and I, Danny E. Hosler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2007

/s/ Robert W. Hughes
--------------------
Robert W. Hughes
Chairman, President, and Chief Executive Officer


/s/ Danny E. Hosler
-------------------
Danny E.Hosler
Chief Financial Officer